Exhibit 10.8

Agreement of Persons Acting-in-concert

THIS AGREEMENT is made by and among the Parties in Yangzhou City, Jiangsu Province, the People’s Republic of China:

Party A1: LIU Yongjun

Identification Card No.: 321027195610085119

Domicile: No. 25, Xiaowei Group, Xinqiao Village, Touqiao Town, Guangling District, Yangzhou City, Jiangsu Province

Party A2: LIU Yin

Identification Card No.: 321027195901245127

Domicile: No. 88, Tongda Road, Touqiaoji Town, Touqiao Town, Hanjiang District, Yangzhou City, Jiangsu Province

Party B1: WANG Lingxia

Identification Card No.: 321088196310124881

Domicile: No. 50-43, Shaobo Town Residence, Jiangdu District, Jiangsu Province

Party B2: WANG Huihuang

Identification Card No.: 321027196105265121

Domicile: No. 6, Gongbei Group, Nanhua Village, Touqiao Town, Hanjiang District, Yangzhou City, Jiangsu Province

Party B3: FANG Daoping

Identification Card No.: 321027196903085125

Domicile: No. 1, Zhangjia Group, Xinqiao Village, Touqiao Town, Guangling District, Yangzhou City, Jiangsu Province

Party B4: LIU Jihong

Identification Card No.: 372502196810280028

Domicile: No. 601, Entrance 1, Building 7, Jiandongyuan, Chaoyang District, Beijing

Party B5: YAO Liqun

Identification Card No.: 372502196509060018

Domicile: Room 109, Unit 5, Building 16, No. 229, Ximenli Street, Linqing City, Shandong Province

Party B6: HAN Tianlu

Identification Card No.: 321002198702285544

Domicile: Room 601, Building 2, Moli Xiangju, No. 125, Baixiang Road, Hanjiang District, Yangzhou City, Jiangsu Province

Party B7: WANG Shiwen

Identification Card No.: 32100219900618551X

Domicile: Room 307, Building 105, Meigui Xiangxie, No.18, Cuigang Road, Hanjiang District, Yangzhou City, Jiangsu Province

Party B8: ZHANG Zhongming

Identification Card No.: 321002196403104310

Domicile: No. 292-9, Guangling Road, Guangling District, Yangzhou City, Jiangsu Province

Party B9: SUN Naiming

Identification Card No.: 321088196301284314

Domicile: No. 53, Jiegou Group, Zhoulou Village, Guocun Town, Jiangdu District, Yangzhou City, Jiangsu Province

Party B10: ZHOU Xiaoping

Identification Card No.: 32021119790321412X

Domicile: Room 101, Building 86, Yijingyuan, No. 99, Jinghuacheng Road, Hanjiang District, Yangzhou City, Jiangsu Province

Party B11: LIN Zheng

Identification Card No.: 110108196503021831

Domicile: No. 801, Entrance 1, 8/F, Building 1, Dongrun Fengjing, No. 28, Nanshi Liju, Chaoyang District, Beijing

Considering:

1. Party A1, Party A2 (collectively, “Party A”) and Party B1, Party B2, Party B3, Party B4, Party B5, Party B6, Party B7, Party B8, Party B9, Party B10 and Party B11 (collectively, “Party B”) are shareholders of Yangzhou Guanghui Medical Technology Co., Ltd. (“the Company”), and they in total hold a registered capital of RMB 1,000,000, of which Party A holds 79.675% and Party B holds 20.325% of the total registered capital of the Company.

2. Party A is the shareholder of BRIGHT ACCOMPLISH LIMITED, registered in Cayman Islands. Companies within Party B are shareholders of BRILLIANT INSPIRON LIMITED, NICE VANTAGE INTERNATIONAL LIMITED, WISE DELIGHT LIMITED, EXCEL DYNAMIC BUSINESS LIMITED, NICE VIRTUOUS LIMITED, and BEST WORTHINESS LIMITED, respectively, and these companies are registered in Cayman Islands.

3. Party A1 and Party A2 are shareholders of Kangfu International Medical Co., Ltd. (“Kangfu International”), registered in Hong Kong, of which Party A1 holds 69% of the equity interest and Party A2 holds 31% of the equity interest.

4. BRIGHT ACCOMPLISH LIMITED, BRILLIANT INSPIRON LIMITED, NICE VANTAGE INTERNATIONAL LIMITED, WISE DELIGHT LIMITED, EXCEL DYNAMIC BUSINESS LIMITED, NICE VIRTUOUS LIMITED, and BEST WORTHINESS LIMITED (collectively, “BVI Companies”) intend to become shareholders of Meihua International Medical Technologies Co., Ltd. (“Meihua International”) and to get listed on the NASDAQ Stock Exchange in the United States (“Listing Project”). Among these, Party A will indirectly hold 79.675% and Party B will indirectly hold 20.325% shares of Meihua International.

5. Party A and Party B are in partnership and have trust in each other. To maintain the long-term, stable and healthy development of the Company and the successful listing of the Meihua International, Party A and Party B, through friendly consultations, agree as follows with respect to the operation and management of the Company, the exercise of shareholders’ rights and the exercise of shareholders’ rights in the Listing Project (“this Agreement”).

I. Contents of Acting-in-concert

To maintain the stability of control of the Company and the successful listing of the Meihua International, the Parties of this Agreement unanimously agree that when all decision-making matters are required to be deliberated at a shareholders’ general meeting, Party A and Party B shall make the final decision through the board of directors or the shareholders’ (general) meeting of the Company and each of the BVI Companies and Party B shall always conform with all decisions made by Party A. In case of any disagreement between Party A1 and Party A2, the decision made by Party A1 shall prevail. Further, Party A1 and Party A2 shall make the final decision by the meeting of the board of directors or the shareholders’ meeting of Kangfu International, and Party A2 shall be consistent with all the decisions made by Party A1. In case of any disagreement between Party A1 and Party A2, the decision made by Party A1 shall prevail.

All the above decisions, including, but not limited to, voting rights, rights to make proposals, rights to nominate and all major business issues closely related to the Company, the BVI Companies, and Kangfu International and requiring decisions by the board of directors and shareholders’ (general) meeting by the Company, the BVI Companies, and Kangfu International.

II The Way of Decision-making in Acting-in-concert

Party A and Party B shall exercise their voting rights in the same way. The Parties to this Agreement shall have full consultation and communication when they decide on all decision matters, especially before exercising the rights to make proposals, the voting rights, and the rights to nominate, in order to ensure that the decision on Acting-in-concert shall be made successfully. A meeting of Persons Acting-in-concert shall be convened if necessary to cause the parties to reach a decision on Acting-in-concert. In case that the Parties fail to reach an agreement on the matters to be considered, the opinions and voting intention of Party A shall prevail. If Party A1 and Party A2 fail to reach an agreement on the matters to be considered, the opinions and voting intention of Party A1 shall prevail.

The Parties hereto shall actively cooperate with and fully trust each other, and shall not affect or unilaterally change the consistency of actions set forth above by other independent acts or manner.

III Period of Acting-in-concert

In order to maintain the stability of the shareholding structure and control of the Company, the period of Acting-in-concert set forth herein shall commence from the execution date hereof and terminate after the completion date of Meihua International’s Listing Project on the NASDAQ Stock Exchange. If this Agreement needs to be renewed after completion of the Listing Project, it shall be separately agreed upon by the Parties.

IV Liability for Breach of Contract

If any Party breaches any of the provisions of this Agreement, it shall be liable to compensate the other Parties for the economic losses caused by such breach.

V Amendment and Termination of the Agreement

The Parties shall fully fulfill their respective obligations under this Agreement. From the date of this Agreement to the date on which the shares of Meihua International are listed on the NASDAQ Stock Exchange, the Parties hereto shall not alter, rescind, or terminate this Agreement.

VI Dispute Resolution

All disputes arising out of or in connection with this Agreement shall be settled by the Parties through friendly negotiation. If such a negotiation fails, the Parties shall submit the said dispute to Shanghai Arbitration Commission for arbitration according to the laws of the People’s Republic of China.

VII Miscellaneous

Acting-in-concert taken by the Parties to this Agreement shall not violate relevant laws, regulations, rules, and other regulatory documents, and shall not damage the legal interests of the Company and the other shareholders.

This Agreement shall take effect on the date when it is signed by the Parties. This Agreement is made in twelve originals. Each Party shall hold one original. Each of the originals shall have the same legal effect.

(Remainder Intentionally Left Blank)

(Remainder Intentionally Left Blank; Signature Page to the Agreement of Persons Acting-in-concert)

Party A: LIU Yongjun (signature), LIU Yin (signature)

Party B: ZHANG Zhongming (signature), ZHOU Xiaoping (signature), HAN Tianlu (signature), SUN Naiming (signature), WANG Shiwen (signature), YAO Liqun (signature), FANG Daoping (signature), WANG Huihuang (signature), WANG Lingxia (signature), LIN Zheng (signature), LIU Jihong (signature)

Date: December 18, 2020

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